ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Low 170's	India	Jan. 09	Plus cost adjustments and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Oct. 08	Plus cost adjustments and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	High 50's	Qatar	Aug. 08	Next to Wintershall to Oct. 08, mid 180's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	High 160's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 80's	Qatar	Jun. 09	Two 5-well options, mid 90's to low 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 60's	Qatar	Sep. 09	One 7-well option, mid 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's. Shipyard time moved to Mar. 08 for approximately 30 days
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 90's	Saudi Arabia	Oct. 08	Two 1-year options, low 100's to low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Pearl	High 180's	Thailand	Feb. 09	Plus cost adjustments. Assigned to GFI to Apr. 08
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Low 160's	Malaysia	Nov. 10	Plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	High 80's	New Zealand	May 08	Next survey/maintenance period for approximately 30 days, then expect to work for approximately two months, mid 140's, plus cost adjustments and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Dec. 09	Off rate for shipyard work during Mar. 08. Plus cost adjustments
ENSCO 67	MLT 84-CE	400	ConocoPhillips	Low 200's	Indonesia	Dec. 08	Unpriced options for up to six wells
ENSCO 104	KFELS MOD V-B	400	BP	Mid 220's	Indonesia	Jan. 09	Rate increases late Jul. 08 to mid 230's, and priced 1-year option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	High 260's	Australia	Mar. 09	Plus cost adjustments. Rate reverts to base rate in Mar. 08, mid 260's and unpriced option
ENSCO 107	KFELS MOD V-B	400	Origin	Low 190's	New Zealand	Jun. 08	Plus cost adjustments, and 3 one-well same-rate options. Next to OMV to Mar. 09, low 200's plus cost adjustments and unpriced options
ENSCO 108	KFELS MOD V-B	400	BP	Mid 180's	Indonesia	Aug. 08	Rate increases in mid May 08 to mid 190's, options Aug. 08 to Nov. 08, mid 190's, then to Jun. 09, low 200's, and 1-year unpriced option
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/Australia
ENSCO I	Barge Rig		Bontang	High 60's	Indonesia	Feb. 08	Then expect to work to May 08, high 60's
Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 200's	DK	Jun. 08	Market rate and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Low 100's	DK	Aug. 08
ENSCO 72	Hitachi K1025N	225	Total	Low 200's	NL	Dec. 08	Plus cost adjustments and unpriced option
ENSCO 80	MLT 116-CE	225	AGR Peak	(Comments)	UK	Feb. 08	Mid 250's while drilling, mid 190's if testing, plus cost adjustments. Working as replacement for late arrival of E100. Next to ADTI to Mar. 08, mid 190's, plus cost adjustments. Then to ConocoPhillips to Aug. 08, low 200's, and same price well to well options through 2008
ENSCO 92	MLT 116-C	225	BP	Low 210's	UK	Jul. 08	Plus cost adjustments. Assigned to BG to Jun. 08. Next expect to work to Sep. 08, mid 210's plus cost adjustments
ENSCO 100	MLT 150-88-C	350	AGR Peak	Mid 250's	UK	Oct. 08	Plus cost adjustments, and unpriced option
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	UK / DK	Nov. 08	Same price option. Then to Gaz de France to May 09, high 270's plus cost adjustments for one well or 150 days, then market rate plus unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 280's	UK	Dec. 11	Plus cost adjustments. Rates to be mutually agreed on an annual basis.
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Low 200's	Tunisia	Oct. 08	Unpriced option
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 09	Plus cost adjustments, and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	LLOG	Low 60's	Gulf of Mexico	Mar. 08
ENSCO 68	MLT 84-CE	400	W & T	Low 100's	Gulf of Mexico	Apr. 08
ENSCO 74	MLT Super 116-C	400	Apache	Mid 120's	Gulf of Mexico	Mar. 08	Rate increases late Feb. 08 to low 150's
ENSCO 75	MLT Super 116-C	400	McMoRan	Low 150's	Gulf of Mexico	May 08
ENSCO 82	MLT 116-C	300	Energy XXI	High 80's	Gulf of Mexico	Apr. 08
ENSCO 83	MLT 82 SD-C	250	ATP	Mid 60's	Gulf of Mexico	Feb. 08
ENSCO 86	MLT 82 SD-C	250	W & T	Mid 60's	Gulf of Mexico	Mar. 08	Next to Hunt Oil to Jun. 08, low 80's. Then to ExxonMobil to Jan. 09, indexed rate
ENSCO 87	MLT 116-C	350	Merit	Mid 80's	Gulf of Mexico	Feb. 08	Next to Stone to Apr. 08, mid 110's
ENSCO 89	MLT 82 SD-C	250	Chevron	Mid 60's	Gulf of Mexico	Jun. 08	Rates to be mutually agreed every 2 months starting Mar. 08
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Gulf of Mexico Jackups
ENSCO 90	MLT 82 SD-C	250	Apache	Low 70's	Gulf of Mexico	Apr. 08
ENSCO 93	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Feb. 08
ENSCO 98	MLT 82 SD-C	250	Leed	Low 70's	Gulf of Mexico	Apr. 08	Three 1-well unpriced options
ENSCO 99	MLT 82 SD-C	250	Bois d' Arc	Mid 60's	Gulf of Mexico	Feb. 08
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	High 190's	Gulf of Mexico	Feb. 10	Rate increases mid Feb. 08 to mid 360's and mid Feb. 09 to low 390's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	3Q 08	Contracted in Gulf of Mexico to Anadarko and Eni commencing mid 4Q 08 to 4Q 12, mid 260's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing 2Q 09 to 4Q 12, mid 340's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, mid 450's, plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	3Q 10
Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Jun. 10	Indexed to global rates after Dec. 08
Venezuela
ENSCO 69	MLT 84-S	400	PDVSA	Mid 70's	Venezuela	May 08	Four 1-well options, low 70's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.